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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 14, 2003

                       UNITED DOMINION REALTY TRUST, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


          Virginia                     1-10524                 54-0857512
       --------------          -----------------------    ---------------------
(State or Other Jurisdiction    (Commission File No.)          (IRS Employer
     of Incorporation)                                      Identification No.)


       1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado 80129
       ------------------------------------------------------------------
               (Address of principal executive offices)(Zip Code)

                                 (720) 283-6120
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

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ITEM 5. Other Events

         United Dominion Realty Trust, Inc (the "Company") is re-issuing, in an updated format, its historical financial statements for the fiscal years ended December 31, 2002, 2001, and 2000 in connection with the adoption of Statement of Financial Accounting Standards No. 145, "Rescission of FASB Statement No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Correction" (SFAS
145). The provisions of SFAS 145 related to the rescission of SFAS No. 4 require the Company to reclassify prior period items that do not meet the extraordinary classification into continuing operations. During the three years ended December 31, 2002, the Company has incurred such expenses and in compliance with SFAS 145 has reported those expenses as a component of continuing operations for each period presented and in its quarterly reports filed since December 31, 2002. Under SEC requirements for transitional disclosure, the reclassification of extraordinary items to continuing operations required by SFAS 145 is required for all previously issued annual financial statements for each of the three years shown in the Company's last Annual Report on Form 10-K, if those financials are incorporated by reference in subsequent filings with the SEC made under the Securities Act of 1933, even though those financial statements relate to periods prior to the date of the reclassification. This reclassification has no effect on the Company's reported net income available to common shareholders.

         This Current Report on Form 8-K updates Items 6, 7, and 8 and Exhibit 12 of the Company's Annual Report on Form 10-K for the year ended December 31, 2002 (the "Form 10-K") to reflect extraordinary items as a component of continuing operations. The updated financial information is attached to this Current Report on Form 8-K as Exhibit 99.1. All other items of the Company's Form 10-K remain unchanged. No attempt has been made to update matters in the Form 10-K except to the extent expressly provided above.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits

         Exhibit No.       Description
         -----------       -----------

         23.1              Consent of Independent Auditors

         99.1 Updated financial information for the years ended December 31, 2002, 2001 and 2000

                                        Index To Exhibit 99.1        Page Number
                                        ---------------------        -----------
                           Selected Financial Data ..................      6
                           Management's Discussion and
                                Analysis of Financial Condition
                                and Results of Operations ...........      7
                           Financial Statements .....................     20
                           Computation of Ratio of Earnings to
                                Combined Fixed Charges and
                                Preferred Stock Dividends ...........     56


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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            UNITED DOMINION REALTY TRUST, INC.



Date:   May 14, 2003                        /s/ Christopher D. Genry
     -------------------------------        -----------------------------------
                                            Christopher D. Genry
                                            Executive Vice President and
                                              Chief Financial Officer

Date:   May 14, 2003                        /s/ Scott A. Shanaberger
     ------------------------------         -----------------------------------
                                            Scott A. Shanaberger
                                            Senior Vice President and
                                              Chief Accounting Officer


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                                  Exhibit Index

Exhibit No.       Description
-----------       -----------

     23.1         Consent of Independent Auditors

     99.1 Updated financial information for the years ended December 31, 2002, 2001 and 2000

                                        Index To Exhibit 99.1        Page Number
                                        ---------------------        -----------
                           Selected Financial Data ..................     6

                           Management's Discussion and
                                Analysis of Financial Condition
                           and Results of Operations ................     7

                           Financial Statements .....................    20

                           Computation of Ratio of Earnings to
                                Combined Fixed Charges and
                                Preferred Stock Dividends ...........    56


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